                          Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Fifth Amended and Restated 1993 Share Option and Share Award Plan of Equity Residential Properties Trust of our reports indicated below with respect to the financial statements indicated below included in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
                                          Date of Auditors'
          Financial Statements                 Report             Filing
--------------------------------------------------------------------------------
 Consolidated financial statements and   February 17, 1999  1998 Annual Report
 schedule of Equity Residential          except for Note    on Form 10-K
 Properties Trust at December 31, 1998   24, as to which
 and 1997 and for the three years in     the date is March
 the period ended December 31, 1998      5, 1999

 Statement of Revenue and Certain        April 30, 1998     Current Report on
 Expenses of Sonterra at Foothill Ranch                     Form 8-K dated
 for the year ended December 31, 1997                       June 25, 1998

 Combined Statement of Revenue and       April 30, 1998     Current Report on
 Certain Expenses of the Lincoln                            Form 8-K dated
 Property Company Probable Properties                       June 25, 1998
 for the year ended December 31, 1997

 Statement of Revenue and Certain        May 1, 1998        Current Report on
 Expenses of The Emerson Place                              Form 8-K dated
 Apartments for the year ended December                     June 25, 1998
 31, 1997

 Combined Statement of Revenue and       May 1, 1998        Current Report on
 Certain Expenses of The Magnum                             Form 8-K dated
 Probable Properties for the year ended                     June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and       May 29, 1998       Current Report on
 Certain Expenses of the Frederick                          Form 8-K dated
 Probable Properties for the year ended                     June 25, 1998
 December 31, 1997




--------------------------------------------------------------------------------
                                          Date of Auditors'
          Financial Statements                 Report             Filing
--------------------------------------------------------------------------------

 Statement of Revenue and Certain        June 2, 1998       Current Report on
 Expenses of Harbor Pointe for the year                     Form 8-K dated
 ended December 31, 1997                                    June 25, 1998

 Statement of Revenue and Certain        June 4, 1998       Current Report on
 Expenses of The Fairfield for the year                     Form 8-K dated
 ended December 31, 1997                                    June 25, 1998

 Combined Statement of Revenue and       June 4, 1998       Current Report on
 Certain Expenses of the Lakes at                           Form 8-K dated
 Vinings Apartments and Martins Landing                     June 25, 1998
 Apartments Probable Properties for the
 year ended December 31, 1997

 Statement of Revenue and Certain        June 9, 1998       Current Report on
 Expenses of The Northridge Apartments                      Form 8-K dated
 for the year ended December 31, 1997                       June 25, 1998

 Combined Statement of Revenue and       June 10, 1998      Current Report on
 Certain Expenses of TCRS Properties                        Form 8-K dated
 for the year ended December 31, 1997                       June 25, 1998

 Statement of Revenue and Certain        June 11, 1998      Current Report on
 Expenses of the Portside Towers                            Form 8-K dated
 Apartments for the year ended December                     June 25, 1998
 31, 1997

 Statement of Revenue and Certain        June 11, 1998      Current Report on
 Expenses of The Coconut Palm Club                          Form 8-K dated
 Apartments for the year ended December                     June 25, 1998
 31, 1997

 Combined Statement of Revenue and       June 18, 1998      Current Report on
 Certain Expenses of The Focus Group                        Form 8-K dated
 Properties for the year ended December                     June 25, 1998
 31, 1997


                                                       /S/ ERNST & YOUNG LLP

Chicago, Illinois
July 16, 1999